Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Reporting Period: July 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Disbursements by Debtor Entity	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements	MOR-1d	X
Cash disbursements journals	MOR-1e	X
Statement of Operations	MOR-2	X
Balance Sheet as of Petition Date	MOR-3a	X
Balance Sheet as of Month End	MOR-3b	X
Status of Postpetition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4b	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 1

Schedule of Cash Receipts and Disbursements (1)

For the Period July 1, 2016 through July 31, 2016

(Unaudited)

Total Debtors

Beginning Cash	$9,233,408

Receipts:
Gross Receipts (2)	6,300,550
Total Receipts	6,300,550

Disbursements (3):

Operating Expenses	2,760,307
Royalties	1,668,459
Payroll, Payroll Taxes and Benefits	394,704
Severance & Other Taxes	543,172
Professional Fees	2,258,683
Interest and Bank Fees	93,977
Total Disbursements	7,719,301

Net Cash Flow	(1,418,752)

Ending Cash Balance	$7,814,656

Notes:

(1) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity where the expenses were incurred. Total disbursements by entity are provided in Schedule 1b.

(2) Gross Receipts include receipts of revenue from the production of oil, natural gas and NGLs, including revenue receipts on properties in which the Debtors have joint ownership. The operating receipts are presented on a gross basis, which includes third party revenue that is subsequently disbursed by the Company to the working interest owners for their portion of the revenue.

(3) Disbursements are presented on a gross basis and include outstanding post-petition checks from operating accounts as of the reporting date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR-1a

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period July 1, 2016 through July 31, 2016

(Unaudited)

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

	16-10704	16-10708	16-10704	16-10704	16-10704
Debtor	Emerald Oil, Inc.	EOX Marketing, LLC	Emerald Oil, Inc.	Emerald Oil, Inc.	Emerald Oil, Inc.
Type	Operating	Operating	Utility	Employee Medical Claims	Professional Fees
Account Number (last 4 digits only)	# 0166	# 0112	# 4612	# 6810	# 7214

Balance Per Books	$(293,678)	$5,052,473	$3,196	$44,940	$3,007,725

Bank Balance	$2,433,529	$5,052,473	$3,196	$44,940	$3,007,725
(+) Deposits in transit (attach list)	-	-	-	-	-
(-) Outstanding checks (attach list)	2,727,207	-	-	-	-
Other (attach explanation)	-	-	-	-	-
Adjusted Bank Balance*	$(293,678)	$5,052,473	$3,196	$44,940	$3,007,725

* Adjusted bank balance must equal balance per books

Checks Outstanding	Ck. #	Amount
	213374	233.04
	213386	1,938.81
	213769	263.44
	213779	4,946.61
	213790	642.25
	213823	118.33
	213852	114.42
	213869	150.53
	213985	168.02
	214128	937.39
	112916	193.23
	214197	224.23
	214209	1,585.76
	214220	570.63
	214247	100.97
	214248	1,344.91
	214578	911.97
	113039	65.00
	113143	11,988.53
	214601	492.24
	214608	445,884.02
	214609	333.06
	214624	591.05
	214634	530.93
	214655	299.28
	214679	104.21
	214685	120.25
	214697	106.80
	214710	308.70
	214723	243.75
	214728	106.77
	214763	100.38
	214767	312.91
	214771	208.92
	214805	996.52
	214810	6,512.24
	214826	1,584.90
	214837	182.25

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	214849	227.82
	214854	229.44
	214856	5,183.18
	214858	187.69
	214867	102.44
	214882	137.90
	214885	597.30
	214888	1,194.63
	214895	2,736.27
	214949	194.56
	214951	124.25
	214971	269.56
	214992	11,673.35
	214999	206.01
	215000	103.73
	215013	124.55
	215014	228.34
	215018	304.47
	215019	2,275.68
	215020	2,275.68
	215026	2,067.40
	215029	164.72
	215046	100.60
	215085	253.07
	215086	253.07
	215101	162.13
	215111	519.16
	215115	104.84
	215121	105.57
	113152	150,000.00
	113154	750.00
	113167	4,770.00
	113199	3,197.65
	113213	5,730.00
	113214	325.00
	113224	6,837.00
	113231	5,794.80
	113239	4,707.16
	113248	38.00
	113252	5,604.00
	113253	3,405.00
	113258	26,167.50
	215141	22,247.73
	215142	1,281.30
	215143	27,819.99
	215144	6,242.96
	215145	1,450.59
	215146	9,711.54
	215147	794.28
	215148	865.98
	215149	127.35
	215150	3,822.32
	215151	9,876.51
	215152	424.69
	215154	211.92
	215155	1,278.22
	215156	430,269.96
	215157	326.06
	215158	2,023.21
	215159	210.82
	215160	358.31
	215161	3,730.26
	215162	1,261.09
	215163	122.62
	215164	111.88
	215165	252.08
	215166	13,616.72
	215167	6,092.51
	215168	427.18
	215169	1,458.73
	215170	7,355.39

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215171	2,292.11
	215172	656.76
	215173	14,021.28
	215174	8,787.20
	215175	343.16
	215176	1,582.78
	215177	1,582.78
	215178	1,760.58
	215179	663.17
	215180	101.41
	215181	184.51
	215182	369.04
	215183	592.16
	215184	72,432.50
	215185	4,985.52
	215186	5,982.65
	215187	12,495.53
	215188	5,177.05
	215189	9,823.38
	215191	18,123.47
	215192	1,591.13
	215193	847.03
	215194	824.89
	215195	2,412.39
	215196	200.10
	215197	103.36
	215199	151.88
	215200	15,250.79
	215202	1,378.43
	215203	323.86
	215204	11,455.14
	215205	3,929.89
	215206	8,016.20
	215207	6,238.63
	215208	8,912.13
	215209	2,309.51
	215210	358.20
	215211	134.28
	215212	3,248.98
	215213	1,946.07
	215214	155.50
	215215	596.10
	215216	3,114.60
	215217	110.90
	215218	545.36
	215219	131.67
	215220	113.86
	215221	4,317.53
	215222	157.28
	215223	263.09
	215224	300.43
	215225	138.24
	215226	157.27
	215227	7,117.91
	215228	659.47
	215229	794.33
	215230	324.36
	215232	1,395.18
	215233	336.46
	215234	665.57
	215235	10,642.63
	215236	1,887.47
	215237	2,640.99
	215238	2,322.61
	215239	324.36
	215240	1,072.20
	215241	184.67
	215242	346.55
	215243	101.76
	215244	177.07
	215245	915.73

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215246	640.64
	215247	112.14
	215248	112.14
	215249	127.84
	215250	519.83
	215251	1,477.14
	215252	915.73
	215253	142.98
	215254	10,602.60
	215255	473.84
	215256	168.29
	215257	10,921.83
	215258	7,748.42
	215259	1,580.41
	215260	263.79
	215261	184.67
	215262	134.28
	215263	545.35
	215264	330.03
	215265	414.68
	215266	336.46
	215268	168.29
	215269	106.14
	215270	330.03
	215271	183.37
	215272	138.62
	215273	234.34
	215274	6,389.47
	215275	242.61
	215277	747.43
	215278	131.89
	215279	143.14
	215280	179.29
	215281	157.27
	215282	2,070.12
	215283	215.20
	215284	131.75
	215285	545.36
	215286	417.86
	215287	506.97
	215288	112.14
	215289	129.03
	215290	2,122.55
	215291	43,450.76
	215292	3,973.79
	215293	408.87
	215294	252.08
	215295	252.08
	215296	203.86
	215297	203.86
	215298	145.89
	215299	510.32
	215300	7,625.41
	215301	2,093.89
	215302	2,093.89
	215303	117.11
	215304	168.29
	215305	482.07
	215306	857.69
	215307	594.50
	215308	418.20
	215309	594.50
	215310	1,589.11
	215312	3,783.21
	215313	122.61
	215314	4,099.35
	215315	5,084.28
	215316	4,882.63
	215317	2,309.51
	215318	2,110.41
	215319	2,080.97

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215320	13,448.75
	215321	6,568.05
	215322	6,568.05
	215323	6,568.04
	215324	3,474.68
	215325	1,428.53
	215326	1,282.33
	215327	1,282.33
	215328	857.81
	215329	824.30
	215330	824.30
	215331	831.27
	215332	824.30
	215333	831.27
	215335	5,387.58
	215336	1,795.83
	215337	1,795.83
	215338	1,853.14
	215339	2,850.96
	215340	107.20
	215341	1,953.29
	215342	1,533.21
	215343	113.43
	215344	309.79
	215345	1,352.38
	215346	554.10
	215347	327.65
	215348	201.07
	215349	374.99
	215350	467.55
	215351	389.64
	215352	467.55
	215353	554.10
	215354	655.27
	215355	259.76
	215356	219.30
	215357	389.64
	215358	3,324.78
	215359	259.76
	215360	554.10
	215361	143.13
	215362	143.69
	215363	259.76
	215364	103.88
	215365	103.88
	215367	147.49
	215368	259.76
	215369	850.17
	215370	554.10
	215371	327.65
	215372	1,662.35
	215373	554.10
	215374	147.50
	215375	138.53
	215376	850.17
	215377	554.10
	215378	129.91
	215379	212.54
	215380	149.14
	215381	259.76
	215382	389.64
	215383	4,939.98
	215384	219.30
	215385	259.76
	215386	4,939.98
	215387	877.28
	215388	107.20
	215389	554.10
	215390	259.76
	215391	843.02
	215392	195.96

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215393	259.76
	215394	129.92
	215395	554.10
	215396	3,293.35
	215397	100.54
	215398	268.04
	215399	4,156.03
	215400	268.04
	215401	259.76
	215402	149.13
	215403	389.64
	215404	259.76
	215405	554.10
	215406	212.54
	215407	259.76
	215408	134.06
	215409	3,293.36
	215410	115.71
	215411	115.71
	215412	115.71
	215413	107.80
	215414	160.44
	215415	490.68
	215416	513.87
	215417	192.69
	215418	1,061.18
	215419	1,027.69
	215420	192.69
	215421	337.84
	215422	192.69
	215423	981.44
	215424	727.01
	215425	11,187.74
	215426	1,953.29
	215427	11,654.00
	215428	490.68
	215429	513.87
	215430	981.45
	215431	981.44
	215432	337.84
	215433	192.69
	215434	256.91
	215435	513.88
	215436	327.15
	215437	513.85
	215438	474.32
	215439	142.10
	215440	2,259.25
	215441	577.77
	215442	832.21
	215443	788.89
	215444	182.65
	215445	788.89
	215446	182.65
	215447	591.69
	215448	788.89
	215449	142.11
	215450	2,366.66
	215451	2,366.66
	215452	591.70
	215453	591.69
	215454	142.10
	215455	2,366.66
	215456	1,985.68
	215457	591.69
	215459	147.41
	215460	12,129.18
	215461	172.44
	215462	114.93
	215463	105.34
	215464	131.16

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215465	981.45
	215466	1,027.69
	215467	2,805.62
	215468	163.21
	215469	310.49
	215470	316.13
	215471	2,321.40
	215472	2,321.40
	215473	1,547.61
	215474	1,547.61
	215475	1,547.62
	215476	4,642.87
	215477	158.28
	215478	3,060.49
	215479	133.16
	215480	133.16
	215481	1,538.44
	215482	248.66
	215483	3,290.70
	215484	248.66
	215485	102.01
	215486	102.01
	215487	97.74
	215488	133.16
	215489	499.13
	215490	3,290.70
	215491	2,539.08
	215492	137.47
	215493	8,108.21
	215494	248.66
	215495	424.69
	215497	97.74
	215498	1,432.02
	215499	133.16
	215500	2,539.08
	215501	149.15
	215502	311.87
	215503	302.24
	215504	311.87
	215505	197.83
	215506	2,388.67
	215507	779.26
	215508	103.88
	215509	134.19
	215510	313.44
	215511	18,049.30
	215512	134.19
	215513	152.89
	215514	687.39
	215515	245.37
	215516	245.38
	215517	245.37
	215518	1,465.40
	215519	108.62
	215520	1,495.26
	215521	425.03
	215522	425.02
	215523	2,217.41
	215524	2,151.95
	215525	4,669.53
	215526	134.19
	215527	1,136.52
	215528	60,757.01
	215529	7,268.06
	215530	7,268.05
	215531	140.00
	215533	17,047.87
	215534	1,122.18
	215535	179.82
	215536	1,495.38
	215537	2,212.84

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215538	434.08
	215539	5,272.18
	215540	135.77
	215541	135.77
	215542	568.94
	215543	325.12
	215544	1,384.90
	215545	392.72
	215546	1,430.96
	215547	108.39
	215548	103.62
	215549	98.18
	215550	294.55
	215551	346.90
	215552	1,430.95
	215553	420.52
	215554	1156.13
	215555	103.91
	215556	392.72
	215557	3298.31
	215558	3298.31
	215561	6819.35
	215562	6819.58
	215563	536.09
	215564	10921.82
	215565	114.94
	215566	534.84
	215567	367.32
	215568	200.37
	215569	137.65
	215570	367.32
	215571	265.64
	215572	4657.27
	215573	115.82
	215574	1580.41
	215575	703.48
	215576	131.16
	215577	200.33
	215578	3293.35
	215579	131.16
	215581	1008.08
	215582	647.34
	215583	647.34
	215584	1495.37
	215585	647.34
	215586	1475.23
	215587	113.68
	215588	169.04
	215589	1008.08
	215590	983.5
	215591	169.04
	215592	983.5
	215593	221.19
	215595	221.19
	215596	169.04
	215597	169.04
	215598	95.59
	215599	5455.32
	215600	369.26
	215601	369.26
	215602	6045.29
	215603	829.89
	215604	829.89
	215605	829.89
	215606	829.89
	215607	12111.91
	215608	313.44
	215609	748.73
	215610	162.47
	215611	235.07
	215612	229.34

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	215613	162.47
	215614	166.54
	215615	162.47
	215616	748.73
	215617	305.79
	215618	392.32
	215619	296.79
	215620	1136.52
	215621	710.32
	215622	710.32
	215623	744.99
	215624	710.32
	215625	369.6
	215626	369.6
	215627	369.6
	215628	462.01
	215629	462.01
	215630	462.01
	215631	461.93
	215632	396
	215633	194.83
	215634	194.83
	215635	194.83
	215636	194.83
	215637	194.83
	215638	154
	215639	154
	215640	154
	215641	236.77
	215642	236.77
	215643	236.77
	215644	149.47
	215645	110.33
	215646	133.01
	215647	133.01
	215648	1395.18
	215649	260.34
	215650	490.68
	215651	490.69
	215652	213.59
	215653	424.69
	215654	102.38
	215655	106.05
	215656	147.53
	215657	688.15
	215658	140.12
	215659	356.21
	215660	2292.11
	215661	146.53
	215662	146.53
	215663	146.53
	215664	146.53
	215665	146.53
	215666	2217.41
	215667	133.48
	215668	137.48
	215669	5485.3
	215670	468.75
	215671	151.13
	215672	151.14
	215673	151.13
	215674	314.6
	215675	2252.69
	215676	306.11
	215677	306.72
	215678	111.84
	215679	389.64
	113260	14882.5
	113262	13013.5
	113263	10438
	113264	18182.9

FORM MOR-1a

(04/07)

Checks Outstanding	Ck. #	Amount
	113265	141.4
	113266	8921.6
	113267	674.8
	113268	7800
	113269	64101.03
	113271	3121.17
	113272	211.17
	113273	35037.57
	113275	22275
	113276	22806.8
	113277	383.34
	113279	173.8
	113280	1165.53
	113281	2694.53
	113282	16730
	113283	150
	113284	707
	113285	30000
	113286	325
	113287	9750
	113288	6500
	113289	325
	113290	218291.69
	113291	322
	113292	3952.75
	113293	14995
		2,727,206.70

FORM MOR-1a

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 1b

Schedule of Disbursements by Debtor Entity

For the Period July 1, 2016 through July 31, 2016

Unaudited

			Allocation
	Total Disbursements		Emerald Oil, Inc.	Emerald DB, LLC	Emerald NWB, LLC	Emerald WB, LLC	EOX Marketing, LLC	On Behalf of 3rd Parties
			16-10704	16-10705	16-10706	16-10707	16-10708

Trade	$2,637,414	(2)	$84,713	$-	$1,150,479	$628,413	$-	$773,809
Severance Taxes	543,172	(2)	-	-	244,803	133,716	-	164,654
Royalties and other WI	1,668,459		-	-	-	-	-	1,668,459
Payroll, Payroll Taxes and Benefits	394,704	(3)	394,704	-	-	-	-	-
Rent & Utilities	70,128	(4)	70,128	-	-	-	-	-
Other	52,764	(5)	-	-	20,078	32,686	-	-
Professional fees	2,258,683	(6)	2,258,683	-	-	-	-	-
Interest and Bank Fees	93,977	(7)	93,056	-	-	-	920	-

Total:	$7,719,301		$2,901,285	$-	$1,415,360	$794,814	$920	$2,606,922

Notes:

(1) Debtor in possession financing agreement was entered into by Emerald Oil, Inc.

(2) Allocated to the Debtors based on the estimate ownership of the underlying working interest in the properties.

(3) All individuals employed by Emerald Oil, Inc.

(4) Corporate office lease engaged by Emerald Oil, Inc.

(5) "Other' represents Insurance, which includes general commercial liability, workers’ compensation and employee benefits, allocated to Emerald Oil, Inc. as the covered items are directly related to the debtor entity.

(6) Debtor Professionals employed by Emerald Oil, Inc.

(7) Revolving Credit Agreement and related fees/interest were entered into by Emerald Oil, Inc.

FORM MOR-1b

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 1c

Schedule of Professional Fees and Expenses Paid (1)

For the Period July 1, 2016 through July 31, 2016

(Unaudited)

				Check		Amount Paid
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Debtor Bankruptcy Professionals
Kirkland & Ellis LLP	5/1/16 - 5/31/16	$628,197	Emerald Oil, Inc.	113240	7/21/2016	$596,189	$32,008
Donlin Rencano & Company (Notice)	4/1/16 - 6/30/16	152,658	Emerald Oil, Inc.	wire	7/12/2016	109,126	43,533
Donlin Rencano & Company (Admin)	3/22/16 - 5/31/16	14,716	Emerald Oil, Inc.	multiple	multiple	14,716	-
Intrepid Financial Partners, LLC		-				-	-
Opportune LLP	5/1/16 - 5/31/16	284,127	Emerald Oil, Inc.	113208	7/13/2016	276,238	7,890
Pachulski Stang Ziehl &Jones LLP	3/22/16 - 4/30/16	117,009	Emerald Oil, Inc.	113247	7/21/2016	95,733	21,276
BDO LLP		-				-	-

Debtor Ordinary Course Professionals
EKS&H LLP		-				-	-
Fredrickson & Byron, P.A.		-				-	-
Vogel Law Firm	4/4/16 - 4/26/16	1,446	Emerald Oil, Inc.	113185	7/7/2016	1,446	-
Husch Blackwell LLP		-				-	-
Taylor Anderson LLP		-				-	-
Mayer Brown LLP		-				-	-

Lender Professionals
Luskin, Stern & Eisler LLP		-				-	-
Vinson & Elkins LLP	4/15/16 - 5/31/16	218,292	Emerald Oil, Inc.	113290	7/28/2016	204,957	13,335
Womble Carlyle Sandridge & Rice, LLP		-				-	-
FTI Consulting, Inc.	6/1/16 - 6/30/16	64,101	Emerald Oil, Inc.	113269	7/28/2016	64,069	32

UCC Professionals
Akin Gump Strauss Hauer & Feld LLP	4/6/16 - 4/30/16	695,637	Emerald Oil, Inc.	113220	7/21/2016	683,768	11,868
Whiteford, Taylor & Preston LLC	4/6/16 - 5/30/16	82,500	Emerald Oil, Inc.	113257	7/21/2016	75,342	7,158
Houlihan Lokey, Inc.		-				-	-

	Total	$2,258,683				$2,121,582	$137,101

Notes:

(1) Professional payments listed herein include payments made by the Debtors to retained professionals.

FORM MOR-1b

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 2

Debtor Statement of Operations (1) (2)

For the Period July 1, 2016 through July 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC	Emerald NWB, LLC	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (5)	Total Debtors
			(4)	(4)

REVENUES, NET OF TRANSPORTATION EXPENSES
Oil Sales		$-	$3,496,235	$-	$-	$5,476,460	$(5,476,460)	$3,496,235
Natural Gas Sales		-	137,568	-	-	-	-	137,568
		-	3,633,803	-	-	5,476,460	(5,476,460)	3,633,803
OPERATING EXPENSES
Cost of Sales		-	-	-	-	5,439,292	(5,439,292)	-
Production Expenses		-	2,222,224	-	-	-	-	2,222,224
Production Taxes		-	373,407	-	-	-	-	373,407
General and Administrative Expenses		836,534	-	-	-	-	-	836,534
Depletion of Oil and Natural Gas Properties		-	1,501,967	-	-	-	-	1,501,967
Impairment Expense		-	-	-	-	-	-	-
Depreciation and Amortization		66,828	-	-	-	-	-	66,828
Accretion of Discount on Asset Retirement Obligations		-	-	-	-	-	-	-
Total Expenses		903,362	4,097,598	-	-	5,439,292	(5,439,292)	5,000,960

INCOME (LOSS) FROM OPERATIONS		(903,362)	(463,795)			37,167	(37,167)	(1,367,157)

OTHER INCOME (EXPENSE)
Interest Expense		(883,979)	-	-	-	-	-	(883,979)
Reorganization Items		(1,661,001)	-	-	-	-	-	(1,661,001)
Total Other Expense, Net		(2,544,980)	-	-	-	-	-	(2,544,980)

INCOME BEFORE INCOME TAXES		(3,448,342)	(463,795)	-	-	37,167	(37,167)	(3,912,137)

INCOME TAX BENEFIT		-	-	-	-	-	-	-

NET LOSS		$(3,448,342)	$(463,795)	$-	$-	$37,167	$(37,167)	$(3,912,137)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) The crude oil purchases by EOX Marketing, LLC, from Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC (4)	Emerald NWB, LLC (4)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (8)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$435,528	$-	$-	$-	$3,100,307	$-	$3,535,835
Accounts Receivable — Oil and Natural Gas Sales		1,957,354	-	-	-	-	-	1,957,354
Accounts Receivable — Joint Interest Partners		5,852,643	-	-	-	-	-	5,852,643
Other Receivables		700,705	-	-	-	31,871	-	732,576
Intercompany Receivable		3,018,861	-	-	-	-	(3,018,861)	-
Prepaid Expenses and Other Current Assets		1,734,745	-	-	-	-	-	1,734,745
Total Current Assets		13,699,836	-	-	-	3,132,178	(3,018,861)	13,813,153

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	733,069,244	-	-	-	-	733,069,244
Unproved Oil and Natural Gas Properties		-	79,272,070	-	-	-	-	79,272,070
Equipment and Facilities		987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,894,250	-	-	-		831,364,586
Less - Accumulated Depreciation, Depletion and Amortization		(1,406,996)	(588,210,892)	-	-	-	-	(589,617,888)
Total Property and Equipment, Net		3,063,340	238,683,358	-	-	-		241,746,698
Debt Issuance Costs, Net of Amortization		2,697,568	-	-	-	-	-	2,697,568
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		290,084	-	-	-	-	-	290,084
Total Assets		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payables		$-	$-	$-	$-	$3,018,861	$(3,018,861)	$-
Account Payable		42,542,980	-	-	-	29,673	-	42,572,653
Accrued Expenses		5,473,146	-	-	-	264,138	-	5,737,284
Priority Debt (5)		-	-	-	-	-	-	-
Revolving Credit Facility		111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		726,710	-	-	-	-	-	726,710
Asset Retirement Obligations		4,582,522	-	-	-	-	-	4,582,522
Warrant Liability		94,000	-	-	-	-	-	94,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Other Liabilities		-	-	-	-	-	-	-
Total Liabilities Subject to Compromise		315,411,070	-	-	-	3,312,672	(3,018,861)	315,704,881

Commitments and Contingencies

Series B Voting Preferred Stock (6)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (7)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		273,945,998	238,683,358	-	-	-	-	512,629,356
Accumulated Deficit		(567,802,519)	-	-	-	(180,493)	-	(567,983,012)
Total Stockholders' Equity		(293,846,938)	238,683,358	-	-	(180,493)	-	(55,344,073)
Total Liabilities and Stockholders' Equity		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, is unaudited and may not be prepared in accordance with US GAAP and is subject to future adjustment. Certain totals may not sum due to rounding.

(2) The petition date was March 22, 2016.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(6) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(7) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(8) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 3b

Debtor Balance Sheets (1)

As of July 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706		16-10705	16-10708
	Debtors (2):	Emerald Oil, Inc.	Emerald WB, LLC (3)	Emerald NWB, LLC (3)		Emerald DB, LLC	EOX Marketing, LLC	Eliminations (7)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$2,762,183	$-	$-		$-	$5,052,473	$-	$7,814,656
Accounts Receivable — Oil and Natural Gas Sales		4,206,419	-	-		-	-	-	4,206,419
Accounts Receivable — Joint Interest Partners		5,517,783	-	-		-	-	-	5,517,783
Other Receivables		1,398,208	-	-		-	40,011	-	1,438,219
Intercompany Receivables		4,953,907	-	-		-	-	(4,953,907)	-
Prepaid Expenses and Other Current Assets		1,308,712	-	-		-	-	-	1,308,712
Total Current Assets		20,147,212	-	-		-	5,092,484	(4,953,907)	20,285,789

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	780,302,468	-		-	-	-	780,302,468
Unproved Oil and Natural Gas Properties		-	32,097,671	-		-	-	-	32,097,671
Equipment and Facilities		987,311	14,429,022	-		-	-	-	15,416,333
Other Property and Equipment		3,483,025	-	-		-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,829,161	-		-	-		831,299,497
Less - Accumulated Depreciation, Depletion and Amortization		(1,700,758)	(669,021,633)	-		-	-	-	(670,722,391)
Total Property and Equipment, Net		2,769,578	157,807,528	-		-	-		160,577,106
Debt Issuance Costs, Net of Amortization		2,392,169	-	-		-	-	-	2,392,169
Deferred Tax Asset, net		1,813,561	-	-		-	-	-	1,813,561
Other Non-Current Assets		512,236	-	-		-	-	-	512,236
Total Assets		$27,634,756	$157,807,528	$-		$-	$5,092,484	$(4,953,907)	$185,580,861

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable		$4,827,479	$-	$-		$-	$-	$-	$4,827,479
Debtor-in-possession financing		90,500,000	-	-		-	-	-	90,500,000
Accrued Expenses		-	-	-		-	527,853	-	527,853
Professional Fees		4,225,963	-	-		-	-	-	4,225,963
Total Current Liabilities		99,553,442	-	-		-	527,853	-	100,081,295

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payable		-	-	-		-	4,953,907	(4,953,907)	-
Account Payable		40,233,709	-	-		-	29,673	-	40,263,382
Accrued Expenses		7,137,691	-	-		-	-	-	7,137,691
Priority Debt (4)		-	-	-		-	-	-	-
Revolving Credit Facility		31,678,151	-	-		-	-	-	31,678,151
Convertible Senior Notes		148,500,000	-	-		-	-	-	148,500,000
Advances from Joint Interest Partners		705,733	-	-		-	-	-	705,733
Asset Retirement Obligations		4,660,343	-	-		-	-	-	4,660,343
Warrant Liability		4,000	-	-		-	-	-	4,000
Deferred Tax Liability, net		1,813,561	-	-		-	-	-	1,813,561
Other Liabilities		-	-	-		-	-	-	-
Total Liabilities Subject to Compromise		234,733,188	-	-	`	-	4,983,579	(4,953,907)	234,762,861

Total Liabilities		334,286,630	-	-		-	5,511,432	(4,953,907)	334,844,156

Commitments and Contingencies

Series B Voting Preferred Stock (6)		256	-	-		-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (6)		9,583	-	-		-	-	-	9,583
Additional Paid-In Capital		354,869,461	157,807,528	-		-	-	-	512,676,989
Accumulated Deficit		(661,531,174)	-	-		-	(418,948)	-	(661,950,122)
Total Stockholders' Equity		(306,652,130)	157,807,528	-		-	(418,948)	-	(149,263,550)
Total Liabilities and Stockholders' Equity		$27,634,756	$157,807,528	$-		$-	$5,092,484	$(4,953,907)	$185,580,861

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, is unaudited and may not be prepared in accordance with US GAAP and is subject to future adjustment. Certain totals may not sum due to rounding.

2) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(3) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(4) This does not reflect potential liabilities. The amount of potential liabilities are unknown at this time.

(5) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(6) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(7) Oil Sales of EOX Marketing, LLC on behalf of Emerald Oil, Inc. and associated intercompany balances are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 4a

Status of Post-Petition Taxes (1)

As of July 31, 2016

Unaudited

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$66,244	$(66,244)	Various	Various	$-
FICA-Employee	-	14,324	(14,324)	Various	Various	-
FICA-Employer	-	12,816	(12,816)	Various	Various	-
Unemployment	-	-	-			-
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	$-	$93,384	$(93,384)			$-

State and Local
Withholding	-	13,053	(13,053)	Various	Various	-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	-	-	Various	Various	-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other (2)	543,172	527,853	(543,172)	7/22/2016	00365	527,853
Total State and Local	$543,172	$540,906	$(556,225)			$527,853

Total Taxes	$543,172	$634,290	$(649,609)			$527,853

Notes:

(1) No tax returns including IRS Form 6123 were filed during the reporting period.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the petition date.

FORM MOR-4

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR - 4b

Summary of Unpaid Post-Petition Debts (1)

As of July 31, 2016

Unaudited

	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Trade Payable	$3,460,750	$525,966	$571,982	$260,006	$7,434	$4,826,138
Wages Payable	-	-	-	-	-	-
Taxes Payable (2)	527,853	-	-	-	-	527,853
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment			-	641	700	1,341
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	1,717,643	1,746,510	603,092	158,718	-	4,225,963
Amounts Due to Insiders*	-	-	-	-	-	-
Other	-	-	-	-	-	-
Total Postpetition Debts	$5,706,246	$2,272,476	$1,175,075	$419,364	$8,134	$9,581,294
Percentage of Total	60%	24%	12%	4%	0%

Notes:

(1) The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system. This summary includes accruals for invoices not yet received and for invoices not yet entered into the Debtor's accounts payable system.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the Petition Date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: July 2016

MOR – 5

Debtors Account Receivable Reconciliation and Aging (1)

As of July 31, 2016

Unaudited

	Days Aged
Debtors	Current	0-30	31-60	61-90	Over 90	Total
Emerald Oil, Inc.	$3,909,080	$514,587	$30,959	$145,599	$6,522,185	$11,122,411
Emerald WB, LLC	-	-	-	-	-	-
Emerald NWB, LLC	-	-	-	-	-	-
Emerald DB, LLC	-	-	-	-	-	-
EOX Marketing, LLC	-	40,011	-	-	-	40,011
Total	$3,909,080	$554,598	$30,959	$145,599	$6,522,185	$11,162,421
Percentage of Total	35%	5%	0%	1%	58%

Notes:

(1) Aging is primarily for the Debtors' joint interest billing and oil and gas sales receivables and does not include intercompany receivables. All amounts are included on a gross basis before any adjustment for estimated bad debts and other uncollectible amounts.

FORM MOR-5

(04/07)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X